Supplement dated April 4, 2016
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - J.P. Morgan Core Bond Fund	5/1/2015
As previously announced, effective April 15, 2016 (Effective Date), all references to Christopher Nauseda are hereby deleted from the Prospectus and Statement of Additional Information. Effective immediately, all references to Henry Song are hereby deleted from the Prospectus and Statement of Additional Information. Barbara Miller and Peter Simon will continue to serve as co-portfolio managers of the Fund.
Effective immediately, Richard Figuly is added to the list of portfolio managers under the caption “Fund Management” in the Summary of VP - J.P. Morgan Core Bond Fund. On the Effective Date, the list of portfolio managers under the caption “Fund Management” in the Summary of VP - J.P. Morgan Core Bond Fund section is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Figuly	Managing Director and Portfolio Manager of JPMIM	Co-manager	March 2016
Barbara Miller	Managing Director and Portfolio Manager of JPMIM	Co-manager	September 2015
Peter Simons, CFA	Executive Director and Portfolio Manager of JPMIM	Co-manager	2013
The rest of the section remains the same.
Effective immediately, Richard Figuly is added to the information under the caption “Portfolio Managers” in the More Information About VP - J.P. Morgan Core Bond Fund - Portfolio Management section. On the Effective Date, the information under the caption “Portfolio Managers” in the More Information About VP - J.P. Morgan Core Bond Fund - Portfolio Management section is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Figuly	Managing Director and Portfolio Manager of JPMIM	Co-manager	March 2016
Barbara Miller	Managing Director and Portfolio Manager of JPMIM	Co-manager	September 2015
Peter Simons, CFA	Executive Director and Portfolio Manager of JPMIM	Co-manager	2013
Mr. Figuly joined JPMIM in 1993 and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, Mr. Figuly is a portfolio manager for JPMIM’s U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios. Mr. Figuly began his investment career in 1994 and holds a B.S. in finance from Ohio State University.
Ms. Miller joined JPMIM and/or its predecessor in 1994. Ms. Miller is currently the head of the U.S. Value Driven Platform within JPMIM’s Global Fixed Income, Currency & Commodities Group effective September 2015. Ms. Miller also has served as the manager and a senior portfolio manager for JPMIM’s Fixed Income Mid Institutional Taxable Group since 2007 which provides individually managed fixed income investments for fully discretionary, institutional accounts and personal investment management accounts. Ms. Miller began her investment career in 1978 and holds a B.S. in Finance and Banking from Franklin University.
Mr. Simons joined JPMIM and/or its predecessor in 2001. Mr. Simons began his investment career in 2000 and earned a B.S. from Cedarville University and an M.B.A. from Fisher College of Business at Ohio State University.
S-6546-61 A (4/16)

The rest of the section remains the same.
Effective immediately, Richard Figuly is added to the information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the Investment Management and Other Services section of the SAI for the above mentioned Fund, and on the Effective Date this information for the Fund is superseded and replaced with the following table:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – J.P. Morgan Core Bond Fund	JPMIM: Peter Simons	9 RICs 3 PIVs 30 other accounts	$10.90 billion $8.23 billion $8.12 billion	1 other account ($35 M)	(11)	(41)
	Barbara Miller(g)	1 RIC 1 PIV 40 other accounts	$45.00 million $28.00 million $1.84 billion	None
	Richard Figuly(g)	10 RICs 9 PIVs 39 other accounts	$19.93 billion $2.18 billion $11.15 billion	1 other account ($1.02 B)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(g)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information for Ms. Miller is provided as of August 31, 2015 and as of February 29, 2016 for Mr. Figuly.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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S-6546-61 A (4/16)